SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 19, 2015

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:(262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At its meeting on February 19, 2015, the Compensation and Executive Development Committee (the “Committee”) of the Board of Directors of Twin Disc, Incorporated (the “Company”) approved the following compensatory arrangements as to Jeffrey S. Knutson:

Name and Position	Base Salary	Target Bonus as
		% of Base Salary

Jeffrey S. Knutson	$275,000	50%
Vice President – Finance,
Interim Chief Financial Officer,
Interim Treasurer,
Corporate Controller, and
Secretary

The above increase in Mr. Knutson’s base salary is effective February 23, 2015.

The target incentive bonus is based on the FY 2015 Corporate Incentive Plan (“CIP”), which the Committee adopted and approved on July 30, 2014. The CIP establishes the target bonus for Mr. Knutson based on the following factors and relative weights for each factor: (i) corporate economic profit (70%), (ii) inventory turns (15%), and (iii) sales growth (15%). In no event will an incentive payment under the CIP exceed 200% of the target.  An incentive payment to Mr. Knutson under the CIP may be increased or decreased by up to 20%, at the discretion of the Chief Executive Officer.

In addition, the Committee also granted 2,500 shares of restricted stock to Mr. Knutson.  The shares will vest on July 30, 2017, provided Mr. Knutson remains employed as of such vesting date.  The restricted stock will fully vest if Mr. Knutson terminates employment due to death or disability, or following a change in control of the Company.  A copy of the Form of Restricted Stock Grant Agreement is attached as Exhibit 10.1.

Finally, at its February 19, 2015 meeting, the Board of Directors of the Company promoted Mr. Knutson to Vice President – Finance.  Mr. Knutson will continue to serve as Interim Chief Financial Officer and Interim Treasurer, as well as Corporate Controller and Secretary.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01                                Financial Statements and Exhibits

(c)                      Exhibits

EXHIBIT NUMBER                                           DESCRIPTION

10.1	Form of Restricted Stock Grant Agreement

SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the
Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 25, 2015	Twin Disc, Inc.

/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President – Finance,
Interim Chief Financial Officer,
Interim Treasurer,
Corporate Controller, and
Secretary